UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 22, 2007 (May 22, 2007)
WELLSFORD REAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 838-3400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 22, 2007, Wellsford Real Properties, Inc. (the “Company”) issued a press release announcing that Institutional Shareholders Services, Inc. and Glass Lewis & Co., leading proxy advisory services, issued reports recommending that the Company’s shareholders vote for the issuance of additional shares to complete its merger with Reis, Inc. (“Reis”). A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press Release, dated May 22, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLSFORD REAL PROPERTIES, INC.
By:	/s/ Jeffrey H. Lynford
Jeffrey H. Lynford
President, Chief Executive Officer

Date: May 22, 2007

Exhibit Index

99.1	Press Release, dated May 22, 2007.